EXHIBIT 5

                Form of Application for Variable Annuity Contract

                      Ameritas Life Insurance Corp. (ALIC)

                           P.O. Box 81889 o Lincoln NE 68501-1889

             APPLICATION FOR VARIABLE ANNUITY A Nebraska Corporation
                       Please print clearly in black ink.

       Payments and termination values provided by this contract are variable and are not guaranteed as to fixed dollar amount.
       1. Owner (required) If a Trust, give Trust Name, Trustee and Trust Date. All correspondence will be sent to this address.
Name (Last, First, MI)      Social Security/Tax ID #
Address                     Date of Birth                 / /
City/State/ZIP              If Trust, Trust date          / /
Daytime Phone                              Sex:           [] Male    [ ] Female

E-mail Address ______________________________________________________________
Joint Owner (optional)

Name (Last, First, MI) __________________ Social Security/Tax ID # _____________
Address__________________________________________________ Date of Birth / /
City/State/ZIP____________________________________________ Sex: ? Male ? Female
Daytime Phone____________________________ E-mail Address_______________________

2. Annuitant(s) Complete only if different from Owner(s).

Name (Last, First, MI) __________________________________________________ Social
Security/Tax ID # __________________________ Relationship to Owner(s) _______________________________________________ Date of Birth / /
Address____________________________________________________________ If Trust,
Trust date / /
City/State/ZIP________________________________________________________ Sex: ?
Male ? Female Daytime Phone ____________________________ E-mail Address _____________________________________ Joint Annuitant (optional) Spouse only unless Home Office approval.

Name (Last, First, MI) _______________________ Social Security/Tax ID # _______
Address____________________________________________________ Date of Birth / /
City/State/ZIP___________________________________________ Sex: ? Male ? Female
Daytime Phone____________________________ E-mail Address_____________________

3. Beneficiary Death benefit proceeds are payable to the primary beneficiaries. Contingent beneficiaries receive proceeds only if no primary beneficiaries are alive upon death of the Owner.
Unless you indicate otherwise, multiple beneficiaries will be paid equally to those who are alive upon death of Owner.
Primary                                           Contingent
Name                                              Name
Relationship to Owner                             Relationship to Owner
Name                                              Name
Relationship to Owner                             Relationship to Owner

4. Type of Plan
(please select one)    ? Nonqualified      Qualified

        [ ] 408(b) IRA      [ ] 408(p) SIMPLE IRA     [ ]  401(a) Pension/Profit
                                                           Sharing

        [ ]408(k) SEP-IRA   [ ] 408(a) ROTH IRA       [ ]  401(k) Profit Sharing

NOTE FOR ARIZONA RESIDENTS: On written request, we will provide, within a reasonable time, reasonable factual information regarding the benefits and provisions of the policy for which you are applying. If you are not satisfied, you may return the policy to us or the selling agent within ten days of the date of delivery of the policy (thirty days if you are age 65 or older). The amount of the refund will be equal to that permitted by Arizona Insurance Code.

5. Initial Payment Please indicate the source(s) of the total payment.
Important: Checks must be made payable to Ameritas Life Insurance Corp.
Do not leave the payee blank or make check payable to the representative/agent.
[ ] Check for . . $_________ [] Transfer . $____ enclosed with this application.
[ ] Rollover . . . . . . . . . . .. . . . . . . . . . . . . . $________________
[ ] 1035 Exchange. . . . . . . .  . . . . . . . . . . . . . . $________________
[ ] Direct Rollover . . .. .  $________________ Name of Company _______________
       [ ] Total Payment. . . . . . . . . . . . . ..  . . . . $________________
       [ ] Tax Year for Payment . . . . . . . . . . .. . . . . ________________

6. Rider
Guaranteed Lifetime Withdrawal Benefit (GLWB) Please select one
         [] Inactive Phase (ages 0-85)  Default if no option selected
         [] Accumulation Phase* (ages 50-85) ? Single Life ? Joint Spousal
            (Non-qualified plans only)
         [] Withdrawal Phase* (ages 50-85)
         [] Single Life     ? Joint Spousal (Non-qualified plans only)
*Participation is required in one of the following Asset Allocation Models:
Capital Growth, Balanced, Moderate or Conservative.

7. Investment Advisory Agreement for Model Asset Allocation
         In selecting to participate in the Model Asset Allocation program using the Asset Allocator tool, I understand:
         I am giving Ameritas Investment Corp. ("AIC"), an affiliate of Ameritas Life Insurance Corp. ("Ameritas"), discretionary authority to serve as my investment adviser for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Ameritas to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.
         I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me.
         If I ever direct Ameritas to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate.
         AIC and Ameritas may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios, and additional advisory fees and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity toobtain.
         AIC or Ameritas may terminate or change its available asset allocation program(s) at any time.
         This Agreement is effective upon receipt and approval by Ameritas and AIC of your election to participate.

8. Allocation You must choose an Investment Level Asset Allocation Model if you have elected the Accumulation or Withdrawal Phase for GLWB Rider. Otherwise, please select from the investment options listed on page 3.
Investment Level Asset Allocation Model
The models will be rebalanced quarterly.
Information regarding the funds and allocations for each model are contained in the asset allocation brochures, which I acknowledge receipt of by signing
Section 18.

         []        Capital Growth Model
         []        Balanced Model
         []        Moderate Model
         []        Conservative Model

Individual Investment Options
Use whole percentages only. Fractional percentages will be rounded. Must total 100%. Funds listed by Advisor.
        VANGUARD
____ % Money Market ____ % Diversified Value ____ % Equity Income
____ % Equity Index ____ % Total Stock Market Index ____ % Growth
____ % Mid-Cap Index ____ % Small Company Growth ____ % Balanced
____ % International ____ % High Yield Bond ____ % Total Bond MarketIndex
____ % REIT Index
        PIMCO RYDEX
____ % CommodityRealReturn Strategy ____ % Nova
        FIDELITY
____ % Equity Income ____ % Contrafund ____ % Growth ____ % Mid Cap
____ % Overseas ____ % High Income ____ % Investment Grade Bond
        CALVERT
____ % Equity* ____ % Mid-Cap Growth* ____ % Small-Cap Growth* ____ % Balanced*
____ % International Equity* ____ % Inverse S&P 500 Strategy ____ % OTC
____ % Inverse OTC Strategy ____ % Russell 2000 1.5x Strategy
____ % Gov't Long Bond 1.2x Strategy ____ % Inverse Gov't Long Bond Strategy
____ % Sector Rotation ____ % Precious Metals
        THIRD AVENUE
____ % Value
        ALIC
____ % Fixed Account (maximum 25%)

 100 % TOTAL
                              *Calvert Social

9. Insurance Information
         a. Does the Owner (Applicant) have any existing life or annuity policies? . . .. . . [] Yes [] No
         b. Will the insurance now being applied for discontinue, reduce, change or replace any life insurance or annuity policy within this or any other company on the Proposed Insured? If yes, complete Replacement Notice if required by
State Law. . . . . . . . [] Yes [] No
         c. List all life or annuity policies currently in force on Proposed
Insured/Annuitant. If none, check box: . . .  . . . . . . . . . . . . []  None

----------------------------- ----------- ------------ ------------- ---------- -------------------------------------
          COMPANY              POLICY      POLICY          AMOUNT     YEAR       WILL THIS POLICY BE REPLACED Yes No
                                TYPE       NUMBER                     ISSUED                  As a 1035?
----------------------------- ----------- ------------ ------------- ---------- -------------------------------------
                                                                                                [] [] []
----------------------------- ----------- ------------ ------------- ---------- -------------------------------------
                                                                                                [] [] []
----------------------------- ----------- ------------ ------------- ---------- -------------------------------------
                                                                                                [] [] []
----------------------------- ----------- ------------ ------------- ---------- -------------------------------------

10. Telephone Authorization Unless waived, the owner will have automatic telephone transfer authorization. I hereby authorize and direct ALIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts or to complete other financial transactions as may be allowed by ALIC at the time of request, based upon instructions received from the Owner by phone. ALIC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. ALIC will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If ALIC does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, ALIC may be liable for any losses due to unauthorized or fraudulent instructions.
I understand: a) all telephone transactions will be recorded; and b) this authorization will continue to be in force until the earlier of (1) written revocation by the Owner is received by ALIC or (2) ALIC discontinues this privilege.
[] I elect NOT to have telephone transfer authorization.

11. Automatic Bank Draft Please attach a voided check. If voided check is NOT attached and a personal check accompanies this application, the account referenced on the check will be used to establish this plan. Minimum draft amount is $50. Please draw $_________________________ from the bank account as shown below on the _________ (day) of each month and invest as shown in Section 6 of this application.

Name of Depositor/Account Name ______________________ Account No._______________
Name of Bank, Branch and Bank Address __________________________________________
This authorization can be terminated upon 30 days written notice to the other party by the depositor or ALIC. ALIC may terminate this authorization if any debit entry is not honored. X
Authorized signature for above account ________________________________________

12. Annuity Date Annuity payments are scheduled to begin the later of 5 years or the Annuitant's age 85. However, you may request a specific year in which you wish to begin receiving payments. I wish to change the scheduled Annuity Date to: Month ________________________ Year ________ This date may be amended in the future.

13. Special Instructions

14. Endorsements/Corrections Home Office use only.

No change in the amount, plan, classification or benefits will be effective unless agreed to in writing by the owner. This space will not be used in MD, PA, WV or any other state if not allowed by Statute or Regulation.

15.      Suitability Information With joint owners, include information for both
         Owners. a. Total annual income from occupation(s). . ..
         [] a. Total annual income from occupation(s) $_________________
         [] b. Total annual income from other source(s) . .$_________________
                Indicate sources: ________________________ (dividends, rental income, interest, etc.)
c.Projected total income(s) for next 12 months. . . . . . . . $_________________
d.Estimated total net worth (excluding home) . . . . .  . . . $_________________
e.Estimated Liquid Net Worth (Cash Investments) . . . . . . . $_________________
f.Investment Experience (number of years)  . . . . . . . . . _____________ years
g Tax Bracket(s) . . . . . . . . . . . . . . . . . . . . . . . _________________
h Is the Owner a citizen of the United States?. . . [] Yes.  [] No
     Joint Owner? (if applicable) . . . . . . . . . . . . . [] Yes . . .  [] No
i Is the Owner/Joint Owner or any member of their immediate families:
   1) employed by or associated with a member of a stock exchange or the
      Financial Industry Regulatory Authority (FINRA)? . . . . . [] Yes.   [] No
If yes, please explain: ________________________________________________
2) a senior officer, director or 10% shareholder of a publicly traded company?
       . . [] Yes . . [] No

If yes, please explain: _____________________________________________

Investment Objectives, Risk Tolerance and Time Horizon
Please review the investment policy and objectives of the fund portfolios provided in the prospectus and supplemental materials. In order to determine if this policy meets your investment objectives and continuing financial needs, please complete the following: Investment Objectives: Please check at least one. Multiple objectives can be selected. However if more than one, please rank based on order of importance to you. Primary = 1, Secondary = 2, etc.
___Long Term Gain  ___Short Term Gain  ___Income ___Tax Advantaged
___ Safety of Principal
Risk Tolerance: Please rank 1-4 in the order of which risk tolerance is most acceptable to you. (1=most tolerable / 4=least tolerable). Your investment option selections should be consistent with the rank of your risk tolerance levels selected below. ___Low Risk ___Moderate Risk ___Speculative Risk ___High Risk Time Horizon: Please check one. Your time horizon should be based on the point at which you expect to start drawing income from this investment.

[] Short (0-5 years) [] Intermediate (6-10 years)    [] Long (10+ years)

16. Acknowledgements & Disclosures
I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if this application is for a qualified plan.
I understand that withdrawals made prior to age 59-1/2 could subject me to a 10% IRS penalty tax. If you are purchasing this policy for use in a tax-qualified plan (any type of IRA, TSA, pension or profit-sharing plan), please acknowledge the following: I have been informed and understand that a tax-deferred accrual feature is provided through my tax-qualified plan and this annuity does not provide any additional tax-deferral benefit. In addition, I am also acknowledging that I am purchasing this annuity policy for use in a tax-qualified plan because of its features and/or benefits other than tax-deferral (such as the lifetime income option, available death benefit and/or maximum guarantee fees).
[] Check here if you wish to receive a copy of the Statement of Additional Information.

FOR YOUR PROTECTION, PLEASE READ THE FOLLOWING NOTICE:
In several states, we are required to advise you of the following: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, is guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.

NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

NOTE FOR MASSACHUSETTS RESIDENTS: We have the right to impose restrictions on payments or transfers into the Fixed Account. Please refer to the prospectus for details.

NOTE FOR NEW JERSEY RESIDENTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NOTE FOR NEBRASKA/OREGON/TEXAS/VERMONT/VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

NOTE FOR WASHINGTON RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

NOTE FOR FLORIDA RESIDENTS: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

17. Substitute W-9 Certification
I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer subject to backup withholding.

You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

18. Signatures
I represent to the best of my knowledge and belief that all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of the policy when issued. I understand that: a) policy values not in the Fixed Account may increase or decrease in accordance with the experience of the selected investment options of the Separate Account; b) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; and c) this policy is appropriate to meet my investment objectives and anticipated financial needs.

Dated at On this Date ______________________________ (City) (State)
XX
Signature of Owner Signature of Joint Owner (if applicable)
XX
Signature of Annuitant if other than Owner Signature of Joint Annuitant (if applicable)
Title of Officer or Trustee Title of Officer or Trustee

19. Representative's/Agent's Statement
Policy Delivery. Send  [] Owner []  If not completed, policy will be named to
Owner.
Send to:              Owner  Representative
Does the Owner (Applicant) have any existing policies of life or annuity? .
.. . . . . . . . . . . . . . [] Yes      [] No


Do you have any knowledge or reason to believe that replacement of existing
life insurance or annuity coverage may be involved? . [] Yes    [] No
If yes, give
details:
Did you see the Proposed Insured at the time of application completion?.
.. . . .[] Yes   [] No

You must positively identify the Owner with a government-issued picture form of identification (I.D.). Examples of acceptable forms are: Driver's License, Passport, Military I.D., Green Card. You must also obtain a copy of the government-issued I.D. and submit it with this application. If it is not possible to obtain a copy, you must provide the following information:
Form of I.D. used for Owner        Owner I.D. #             Expiration Date
What was or will be the source of funds used to apply for the policy?
[] Checking Account? [] Savings Account? [] Proceeds from Investments?
[] Inheritance?  [] Other ____________________________
I certify that the information provided by the owner has been accurately recorded. For MN residents, I have delivered the Minnesota Guarantee Association Notice.
X
Signature of Agent Code FL Agents only: Provide FL License I.D. #
Name of Agent (please print) Code FL Agents only: Provide FL License I.D. # Agency (please print)
 X
Broker/Dealer Review Principal Signature